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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                 ----------------------------------------------

                                    FORM 8-K


                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 8, 2001


                         COMPUTER LEARNING CENTERS, INC.

               (Exact Name of Registrant as Specified in Charter)

                  Delaware                                         0-26040                     36-3501869
                  --------                                         -------                     ----------
(State or Other Jurisdiction of Incorporation)              (Commission File Number)   (I.R.S. Employer Identification No.)
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  10021 Balls Ford Road, Suite 200
           Manassas, Virginia                                20109
 ----------------------------------------                --------------
 (Address of Principal Executive Offices)                 (Zip Code)


       Registrant's telephone number, including area code: (703) 367-7000


ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

On January 25, 2001 the Company filed a voluntary petition (Case No.
01-80096-RGM) for protection under Chapter 7 of the United States Bankruptcy
Code in the United States Bankruptcy Court for the Eastern District of Virginia,
Alexandria Division. On January 25, 2001, H. Jason Gold was appointed to the position of Bankruptcy Trustee by the Office of the United States Trustee, a division of the United States Department of Justice.

On January 25, 2001, the Registrant issued a press release disclosing that the Company filed a voluntary petition for protection under Chapter 7 of the United
States Bankruptcy Code. A copy of this press release has been filed with this Current Report on Form 8-K as exhibit 99.1 and is incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c )    Exhibits.

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
EXHIBIT NO.                         DESCRIPTION
-----------                         -----------
      99.1                          Press Release, dated January 25, 2001.
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                                           SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                      COMPUTER LEARNING CENTERS, INC.


Date:   February 8, 2001              /s/     John L. Corse
                                      ----------------------------------------
                                      John L. Corse
                                      President


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                                  EXHIBIT INDEX

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
EXHIBIT NO.                         DESCRIPTION
-----------                         -----------
       99.1                         Press Release, dated January 25, 2001.
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